UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 22, 2010

CenturyTel, Inc.

(Exact Name of Registrant as Specified in Charter)

Louisiana	1-7784	72-0651161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 CenturyLink Drive Monroe, Louisiana	71203

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

            On April 22, 2010, CenturyTel, Inc. (“CenturyLink”) and Qwest Communications International Inc. (“Qwest”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of April 21, 2010 (the “Merger Agreement”), among CenturyLink, Qwest and SB44 Acquisition Company (“Merger Subsidiary”). Subject to the terms and conditions set forth therein, Merger Subsidiary will merge with and into Qwest, with Qwest surviving as a wholly owned subsidiary of CenturyLink (the “Merger”). CenturyLink and Qwest also made a joint investor presentation principally concerning the Merger. A copy of the joint press release and the joint investor presentation is attached hereto as Exhibits 99.1 and 99.2, respectively. In addition, a transcript of the joint investors presentation is attached hereto as Exhibit 99.3.

            On April 22, 2010, CenturyLink distributed to its employees a letter regarding the execution of the Merger Agreement and the Merger and a separate document containing additional information about the Merger, each of which are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively.  CenturyLink and Qwest also posted additional materials on a website relating to the Merger, which are attached hereto as Exhibit 99.6.  In addition, CenturyLink made a presentation to its employees regarding the Merger, which is attached hereto as Exhibit 99.7.

            The exhibits attached hereto are incorporated herein by reference and each of the foregoing description of such materials is qualified in its entirety by reference to such materials.

            The information required by Item 1.01, including a copy of the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits

            Exhibit No.                 Document Designation

99.1                             Joint Press Release, dated April 22, 2010.

99.2                             Joint Investor Presentation Materials, dated April 22, 2010.

99.3                             Transcript of Joint Investor Presentation, dated April 22, 2010.

99.4                             Employee Letter, dated April 22, 2010.

99.5                             Summary Key Messages.

99.6                             Materials from website.

99.7                             Employee Presentation, dated April 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2010

CENTURYTEL, INC.

By:  /s/ Neil A. Sweasy

Name:   Neil A. Sweasy

Title:     Vice President and Controller

EXHIBIT INDEX

Exhibit

Number                       Description

99.1                             Joint Press Release, dated April 22, 2010.

99.2                             Joint Investor Presentation Materials, dated April 22, 2010.

99.3                             Transcript of Joint Investor Presentation, dated April 22, 2010.

99.4                             Employee Letter, dated April 22, 2010.

99.5                             Summary Key Messages.

99.6                             Materials from website.

99.7                             Employee Presentation, dated April 22, 2010.